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                                                                    EXHIBIT 10.1



                            STOCK PURCHASE AGREEMENT

ATS Medical, Inc.
3905 Annapolis Lane, Suite 105
Minneapolis, Minnesota 55447


The undersigned (the "INVESTOR") hereby confirms its agreement with you as follows:

1. This Stock Purchase Agreement is made as of the date set forth below between ATS Medical, Inc., a Minnesota corporation (the "COMPANY"), and the Investor.

2. The Company has authorized the sale and issuance of up to four million (4,000,000) shares (the "SHARES") of the common stock of the Company, $.01 par value per share (the "COMMON STOCK"), to certain investors in a private placement (the "OFFERING").

3. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor _______ Shares at a purchase price of $_____ per Share, or an aggregate purchase price of $____________________ (the "PURCHASE PRICE"), subject to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. Unless otherwise requested by the Investor in Exhibit A, certificates representing the Shares purchased by the Investor will be registered in the Investor's name and address as set forth below.

4. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or its affiliates, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company and (c) it has no direct or indirect affiliation or association with any National Association of Securities Dealers, Inc. ("NASD") member. Exceptions:


--------------------------------------------------------------------------------
        (If no exceptions, write "none." If left blank, response will be deemed to be "none.")

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

                                           DATED AS OF:  June ___, 2004



                                           -------------------------------------
                                                      [Investor Name]


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           Address:
                                                   -----------------------------

                                           -------------------------------------

                                           -------------------------------------
AGREED AND ACCEPTED:

ATS Medical, Inc.



By:
     ----------------------------
     Name:
     Title:



                                       2

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                                     ANNEX I

                   TERMS AND CONDITIONS FOR PURCHASE OF SHARES

         1. AGREEMENT TO SELL AND PURCHASE THE SHARES; SUBSCRIPTION DATE.

                  1.1 PURCHASE AND SALE. At the Closing (as defined in Section
2), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and subject to the conditions set forth herein, and at the Purchase Price, the number of Shares described in paragraph 3 of the Stock Purchase Agreement attached hereto (collectively with this Annex I and the other exhibits attached hereto, this "AGREEMENT").

                  1.2 OTHER INVESTORS. As part of the Offering, the Company proposes to enter into Stock Purchase Agreements in the same form as this Agreement with certain other investors (the "OTHER INVESTORS"), and the Company expects to complete sales of Shares to them. The Investor and the Other Investors are sometimes collectively referred to herein as the "INVESTORS," and this Agreement and the Stock Purchase Agreements executed by the Other Investors are sometimes collectively referred to herein as the "AGREEMENTS." The Company may accept executed Agreements from Investors for the purchase of Shares commencing upon the date on which the Company provides the Investors with the proposed purchase price per Share and concluding upon the date (the "SUBSCRIPTION DATE") on which the Company has notified Adams, Harkness & Hill, Inc. (in its capacity as placement agent for the Shares, the "PLACEMENT AGENT") in writing that it will no longer accept Agreements for the purchase of Shares in the Offering, but in no event shall the Subscription Date be later than Friday, June 25, 2004. Each Investor must complete a Stock Purchase Agreement, a Stock Certificate Questionnaire (in the form attached as Exhibit A hereto) and an Investor Questionnaire (in the form attached as Exhibit B hereto) in order to purchase Shares in the Offering.

                  1.3 PLACEMENT AGENT FEE. The Investor acknowledges that the Company intends to pay to the Placement Agent a fee in respect of the sale of Shares to the Investor.

         2. DELIVERY OF THE SHARES AT CLOSING. The completion of the purchase and sale of the Shares (the "CLOSING") shall occur on a date specified by the Company and the Placement Agent (the "CLOSING DATE"), which date shall not be later than Monday, June 28, 2004 (the "OUTSIDE DATE"), and of which the Investors will be notified in advance by the Placement Agent. At the Closing, the Company shall deliver to the Investor one or more stock certificates representing the number of Shares set forth in paragraph 3 of the Stock Purchase Agreement, each such certificate to be registered in the name of the Investor or, if so indicated on the Stock Certificate Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Investor. In exchange for the delivery of the stock certificates representing such Shares, the Investor shall deliver the Purchase Price to the Company by wire transfer of immediately available funds pursuant to the Company's written instructions. On the Closing Date, the Company shall cause counsel to the Company to deliver to the Investors a legal opinion, dated the Closing Date, substantially in the form attached hereto as Exhibit D (the "LEGAL OPINION").

         The Company's obligation to issue and sell the Shares to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) prior receipt by the Company of an executed copy of this Agreement; (b) completion of purchases and sales of Shares under the Agreements with the Other Investors; (c) the accuracy of the representations and warranties made by the Investor in this Agreement and the fulfillment of the obligations of the Investor to be fulfilled by it


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


under this Agreement on or prior to the Closing; and (d) the absence of any order, writ, injunction, judgment or decree that questions the validity of the Agreements or the right of the Company or the Investor to enter into such Agreements or to consummate the transactions contemplated hereby and thereby.

         The Investor's obligation to purchase the Shares shall be subject to the following conditions, any one or more of which may be waived by the
Investor: (a) the delivery of the Legal Opinion to the Investor by counsel to the Company; (b) the accuracy of the representations and warranties made by the Company in this Agreement on the date hereof and, if different, on the Closing Date; (c) the fulfillment of the obligations of the Company to be fulfilled by it under this Agreement on or prior to the Closing; (d) the absence of any order, writ, injunction, judgment or decree that questions the validity of the Agreements or the right of the Company or the Investor to enter into such Agreements or to consummate the transactions contemplated hereby and thereby; and (e) the delivery to the Investor by the Secretary or Assistant Secretary of the Company of a certificate stating that the conditions specified in this paragraph have been fulfilled. In the event that the Closing does not occur on or before the Outside Date as a result of the Company's failure to satisfy any of the conditions set forth above (and such condition has not been waived by the Investor), the Company shall return any and all funds paid hereunder to the Investor no later than one Business Day following the Outside Date and the Investors shall have no further obligations hereunder. For purposes of this Agreement, "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or other day on which the New York Stock Exchange or commercial banks located in Minneapolis, Minnesota are permitted or required by law to close.

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. Except as otherwise described in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 (and any amendments thereto filed at least two (2) Business Days prior to the date hereof), the Company's Proxy Statement for its 2004 Annual Meeting of Shareholders, the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 (and any amendments thereto filed at least two Business Days prior to the date hereof) or any of the Company's Current Reports on Form 8-K filed since January 1, 2004 and at least two (2) Business Days prior to the date hereof (collectively, the "SEC REPORTS"), the Company hereby represents and warrants to, and covenants with, the Investor as of the date hereof and the Closing Date, as follows:

                  3.1 ORGANIZATION. The Company is duly incorporated and validly existing in good standing under the laws of the State of Minnesota. The Company has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect upon the Company and its subsidiaries as a whole or the business, financial condition, properties, operations or assets of the Company and its subsidiaries as a whole or the Company's ability to perform its obligations under the Agreements in all material respects ("MATERIAL ADVERSE EFFECT"), and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. The Company has no "subsidiaries" (as defined in Rule 405 under the Securities Act of 1933, as amended (the "SECURITIES ACT")), other than ATS Medical Sales, Inc., a Minnesota corporation, and ATS Medical France, SARL, a French corporation (each, a "SUBSIDIARY" and, together, the "SUBSIDIARIES").

                  3.2 DUE AUTHORIZATION. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements. The execution and delivery of the Agreements, and the consummation by the Company of the transactions contemplated hereby, have been duly authorized by all necessary corporate action and no further action on the part of the Company or its Board of Directors or stockholders is required. The Agreements have been validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except to the extent (i) rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and (iii) such enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         3.3 NON-CONTRAVENTION. The execution and delivery of the Agreements, the issuance and sale of the Shares to be sold by the Company under the Agreements, the fulfillment of the terms of the Agreements and the consummation of the transactions contemplated thereby will not (A) result in a conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any bond, debenture, note or other evidence of indebtedness, or any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or the Subsidiaries or their respective properties are bound, (ii) the Articles of Incorporation, by-laws or other organizational documents of the Company, as amended, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority binding upon the Company or any Subsidiary or their respective properties or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or the Subsidiaries or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any Subsidiary is a party or by which it is bound or to which any of the property or assets of the Company is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body is required for the execution and delivery of the Agreements by the Company and the valid issuance or sale of the Shares by the Company pursuant to the Agreements, other than such as have been made or obtained, and except for any filings required to be made under federal or state securities laws.

         3.4 CAPITALIZATION. The outstanding capital stock of the Company as of March 31, 2004 is as described in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2004. The Company has not issued any capital stock since March 31, 2004 other than pursuant to the purchase of shares under the Company's employee stock purchase plan and the exercise of outstanding warrants or stock options, in each case as disclosed in the SEC Reports. The Shares to be sold pursuant to the Agreements have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements, will be duly and validly issued, fully paid and nonassessable, subject to no lien, claim or encumbrance (except for any such lien, claim or encumbrance created, directly or indirectly, by the Investor). The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with the registration requirements of federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. The Company owns all of the outstanding capital stock of each Subsidiary, free and clear of all liens, claims and encumbrances. There are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company or any Subsidiary, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company or any Subsidiary is a party and providing for the issuance or sale of any capital stock of the Company or of any Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options. Without limiting the foregoing, no preemptive right, co-sale right, registration right, right of first refusal or other similar right exists with respect to the issuance and sale of the Shares, except as provided in the Agreements. There are no shareholders agreements, voting


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agreements or other similar agreements with respect to the Common Stock to which the Company is a party.

                  3.5 LEGAL PROCEEDINGS. There is no material legal or governmental proceeding pending, or to the knowledge of the Company, threatened, to which the Company or any Subsidiary is a party or of which the business or property of the Company or any Subsidiary is subject that is required to be disclosed and that is not so disclosed in the SEC Reports. Neither the Company nor any Subsidiary is subject to any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other government body.

                  3.6 NO VIOLATIONS. Neither the Company nor any Subsidiary is in violation of its Articles of Incorporation, bylaws or other organizational documents, as amended, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect, and neither the Company nor any Subsidiary is in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or such Subsidiary or their respective properties are bound, which default is reasonably likely to have a Material Adverse Effect.

                  3.7 REGULATORY COMPLIANCE.

                           (a) Except for matters which are not reasonably
likely to have a Material Adverse Effect, the Company and each Subsidiary possesses such permits, licenses, approvals, consents and other authorizations (including, licenses, pharmacy licenses, accreditation and other similar documentation or approvals of any local health departments) (collectively, "GOVERNMENTAL LICENSES") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies, including, without limitation, the Food and Drug Administration ("FDA"), necessary to conduct its business in each respective jurisdiction; the Company is in compliance with the terms and conditions of all such Governmental Licenses and all applicable FDA statutes and regulations, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not result in a Material Adverse Effect; and the Company has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, would result in a Material Adverse Effect.

                           (b) To the knowledge of the Company, the clinical
trials conducted by the Company or in which the Company has participated were and, if still pending, are being conducted in accordance with experimental protocols, procedures and controls pursuant to accepted professional scientific standards. The Company has not received any notices or correspondence from the FDA or any other governmental agency requiring the termination or suspension of any clinical trials conducted by, or on behalf of, the Company or in which the Company has participated.

                  3.8 INTELLECTUAL PROPERTY.

                           (a) Except for matters which are not reasonably
likely to have a Material Adverse Effect, (i) each of the Company and the Subsidiaries has ownership of, or a license or other legal right to use, all patents, copyrights, trade secrets, trademarks, customer lists, designs, manufacturing or other processes, computer software, systems, data compilation, research results or other proprietary rights


                                       4
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used in the business of the Company (collectively, "INTELLECTUAL PROPERTY") and
(ii) all of the Intellectual Property owned by the Company or by the Subsidiaries consisting of patents, registered trademarks and registered copyrights have been duly registered in, filed in or issued by the United States Patent and Trademark Office, the United States Register of Copyrights or the corresponding offices of other jurisdictions and have been maintained and renewed in accordance with all applicable provisions of law and administrative regulations in the United States and/or such other jurisdictions.

                           (b) Except for matters which are not reasonably
likely to have a Material Adverse Effect, all material licenses or other material agreements under which (i) the Company or any Subsidiary employs rights in Intellectual Property, or (ii) the Company or any Subsidiary has granted rights to others in Intellectual Property owned or licensed by the Company or any Subsidiary are in full force and effect, and there is no default by the Company with respect thereto.

                           (c) The Company believes that it has taken all steps
reasonably required in accordance with sound business practice and business judgment to establish and preserve the ownership of all material Intellectual Property owned by the Company or any Subsidiary.

                           (d) Except for matters which are not reasonably
likely to have a Material Adverse Effect, to the knowledge of the Company, (i) the present business, activities and products of the Company or any Subsidiary do not infringe any intellectual property of any other person; (ii) neither the Company nor any Subsidiary is making unauthorized use of any confidential information or trade secrets of any person; and (iii) the activities of any of the employees of the Company or any Subsidiary, acting on behalf of the Company or such Subsidiary, do not violate any agreements or arrangements related to confidential information or trade secrets of third parties.

                           (e) No proceedings are pending, or to the knowledge
of the Company, threatened, which challenge the rights of the Company or any Subsidiary to the use of Intellectual Property, except for matters which are not reasonably likely to have a Material Adverse Effect.

                  3.9 FINANCIAL STATEMENTS. The financial statements of the Company and the related notes contained in the SEC Reports present fairly and accurately in all material respects the financial position of the Company as of the dates therein indicated, and the results of its operations, cash flows and the changes in shareholders' equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis at the times and throughout the periods therein specified, except that unaudited financial statements may not contain all footnotes required by generally accepted accounting principles.

                  3.10 NO MATERIAL ADVERSE CHANGE. Except as disclosed in the SEC Reports or in any press releases issued by the Company at least two (2) Business Days prior to the date of this Agreement, since March 31, 2004, there has not been (i) an event, circumstance or change that has had or is reasonably likely to have a Material Adverse Effect, (ii) any obligation incurred by the Company or any Subsidiary, direct or contingent, that is material to the Company, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (iv) any loss or damage (whether or not insured) to the physical property of the Company or any Subsidiary which has had a Material Adverse Effect.

                  3.11 NASDAQ COMPLIANCE. The Company's Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and is listed on the Nasdaq National Market (the "NASDAQ STOCK MARKET"), and the Company has taken no action


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intended to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq Stock Market. The issuance of the Shares does not require shareholder approval, including, without limitation, pursuant to Nasdaq Marketplace Rule 4350(i).

                  3.12 REPORTING STATUS. The Company has timely made all filings required under the Exchange Act during the twelve (12) months preceding the date of this Agreement, and all of those documents complied in all material respects with the SEC's requirements as of their respective filing dates, and the information contained therein as of the respective dates thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading. The Company is currently eligible to register the resale of Common Stock by the Investors pursuant to a registration statement on Form S-3 under the Securities Act (the "REGISTRATION STATEMENT").

                  3.13 NO MANIPULATION; DISCLOSURE OF INFORMATION. The Company has not taken and will not take any action designed to or that might reasonably be expected to cause or result in an unlawful manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares. The Company has not disclosed any material non-public information to the Investors.

                  3.14 ACCOUNTANTS. Ernst & Young LLP, who expressed their opinion with respect to the consolidated financial statements to be incorporated by reference from the Company's Annual Report on Form 10-K for the year ended December 31, 2003 into the Registration Statement and the prospectus which forms a part thereof (the "PROSPECTUS"), have advised the Company that they are, and to the knowledge of the Company they are, independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder.

                  3.15 CONTRACTS. Except for matters which are not reasonably likely to have a Material Adverse Effect and those contracts that are substantially or fully performed or expired by their terms, the contracts listed as exhibits to or described in the SEC Reports that are material to the Company and all amendments thereto, are in full force and effect on the date hereof, and neither the Company nor, to the Company's knowledge, any other party to such contracts is in breach of or default under any of such contracts.

                  3.16 TAXES. Except for matters which are not reasonably likely have a Material Adverse Effect, each of the Company and the Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

                  3.17 TRANSFER TAXES. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares hereunder will be, or will have been, fully paid or provided for by the Company and the Company will have complied with all laws imposing such taxes.

                  3.18 INVESTMENT COMPANY. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended, and will not be deemed an "investment company" as a result of the transactions contemplated by this Agreement.

                  3.19 INSURANCE. Each of the Company and the Subsidiaries maintains insurance of the types and in the amounts that the Company reasonably believes is adequate for its businesses,


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including, but not limited to, insurance covering real and personal property owned or leased by the Company or any Subsidiary against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

                  3.20 OFFERING PROHIBITIONS. Neither the Company nor any person acting on its behalf or at its direction has in the past or will in the future take any action to sell, offer for sale or solicit offers to buy any securities of the Company that would (i) bring the offer or sale of the Shares as contemplated by this Agreement within the provisions of Section 5 of the Securities Act, or (ii) cause the offer or sale of the Shares as contemplated by this Agreement to be integrated with prior offerings by the Company for purposes of any applicable shareholder approval provisions, including, without limitation, the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated.

                  3.21 LISTING. The Company shall comply with all requirements of the NASD with respect to the issuance of the Shares and the listing thereof on the Nasdaq Stock Market.

                  3.22 RELATED PARTY TRANSACTIONS. To the knowledge of the Company, no transaction has occurred between or among the Company or any of its affiliates, officers or directors or any affiliate or affiliates of any such officer or director that with the passage of time will be required to be disclosed pursuant to Section 13, 14 or 15(d) of the Exchange Act.

                  3.23 BOOKS AND RECORDS. The books, records and accounts of the Company accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the operations of, the Company. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability,
(iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  3.24 SOLVENCY. Based on the financial condition of the Company as of the Closing Date, (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

                  3.25 REGISTRATION RIGHTS; RIGHTS OF PARTICIPATION. The Company has not granted or agreed to grant to any person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Securities and Exchange Commission ("SEC") or any other governmental authority which has not been satisfied. No person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement.

         4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR.

                  4.1 INVESTOR KNOWLEDGE AND STATUS. The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an "accredited investor" as defined in Regulation D under the Securities Act, is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision similar to that involved in the purchase of the Shares, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares; (ii) the Investor understands that the Shares are "restricted securities" and have not been registered under the Securities Act and is acquiring the number of Shares set forth in paragraph 3 of the Stock Purchase Agreement in the ordinary course of its business and for its own account for investment only, has no present intention of distributing any of such Shares and has no arrangement or understanding with any other persons regarding the distribution of such Shares (this representation and warranty not limiting the Investor's right to sell Shares pursuant to the Registration Statement or otherwise, or other than with respect to any claim arising out of a breach of this representation and warranty, the Investor's right to indemnification under Section 6.3); (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has answered all questions in paragraph 4 of the Stock Purchase Agreement and the Investor Questionnaire attached hereto as Exhibit B for use in preparation of the Registration Statement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date; (v) the Investor will notify the Company promptly of any change in any of such information until such time as the Investor has sold all of its Shares or until the Company is no longer required to keep the Registration Statement effective; and (vi) the Investor has, in connection with its decision to purchase the number of Shares set forth in paragraph 3 of the Stock Purchase Agreement, relied only upon the representations and warranties of the Company contained herein and the information contained in the SEC Reports. The Investor understands that the issuance of the Shares to the Investor has not been registered under the Securities Act, or registered or qualified under any state securities law, in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the representations made by the Investor in this Agreement. No person (including without limitation the Placement Agent) is authorized by the Company to provide any representation that is inconsistent with or in addition to those contained herein or in the SEC Reports, and the Investor acknowledges that it has not received or relied on any such representations.

                  4.2 TRANSFER OF SHARES. The Investor agrees that it will not make any sale, transfer or other disposition of the Shares (a "DISPOSITION") other than Dispositions that are made pursuant to the Registration Statement in compliance with any applicable prospectus delivery requirements or that are exempt from registration under the Securities Act.

                  4.3 POWER AND AUTHORITY. The Investor represents and warrants to the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except to the extent (i) rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and (iii) such enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  4.4 SHORT POSITION. The Investor has not, prior to the Closing Date, established any hedge or other position in the Common Stock that is outstanding on the Closing Date and that is designed to or could reasonably be expected to lead to or result in a Disposition by the Investor or any other person or entity. For purposes hereof, a "hedge or other position" would include, without limitation, effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock.

                  4.5 NO INVESTMENT, TAX OR LEGAL ADVICE. The Investor understands that nothing in the SEC Reports, this Agreement, or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

                  4.6 CONFIDENTIAL INFORMATION. The Investor covenants that from the date hereof it will maintain in confidence the receipt and content of any Suspension Notice (as defined in Section 6.2(c)) received by the Investor from the Company until such Suspension (as defined in Section 6.2(c)) is no longer in effect or until the reason behind such Suspension Notice (a) becomes generally publicly available other than through a violation of this provision by the Investor or its agents or (b) is required to be disclosed in legal proceedings (such as by deposition, interrogatory, request for documents, subpoena, civil investigation demand, filing with any governmental authority or similar process); provided, however, that before making any disclosure in reliance on this Section 4.6, the Investor will give the Company at least fifteen (15) days prior written notice (or such shorter period as required by law) specifying the circumstances giving rise thereto and will furnish only that portion of the non-public information which is legally required and will exercise its commercially reasonable efforts to ensure that confidential treatment will be accorded any non-public information so furnished. The parties acknowledge and agree that as of the date hereof and as of the Closing Date, the Company has not disclosed any material non-public information to the Investor.

                  4.7 ACKNOWLEDGMENTS REGARDING PLACEMENT AGENT. The Investor acknowledges that the Placement Agent has acted solely as placement agent for the Company in connection with the Offering of the Shares by the Company, and that the Placement Agent has made no representation or warranty whatsoever with respect to the accuracy or completeness of information, data or other related disclosure material that has been provided to the Investor. The Investor further acknowledges that in making its decision to enter into this Agreement and purchase the Shares, it has relied on its own examination of the Company and the terms of, and consequences of holding, the Shares. The Investor further acknowledges that the provisions of this Section 4.7 are for the benefit of, and may be enforced by, the Placement Agent.

                  4.8 ADDITIONAL ACKNOWLEDGEMENT. The Investor acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement, that it has independently determined to enter into the transactions contemplated hereby, that it is not relying on any advice from or evaluation by any Other Investor, and that it is not acting in concert with any Other Investor in making its purchase of the Shares hereunder. The Investor and, to its knowledge, the Company acknowledge that the Investors have not taken any actions that would deem the Investors to be members of a "group" for purposes of
Section 13(d) of the Exchange Act.

         5. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor, and a party's reliance on such representations and warranties shall not be affected by any investigation made by such party or any information developed thereby.

         6. REGISTRATION OF THE SHARES; COMPLIANCE WITH THE SECURITIES ACT.

                  6.1 REGISTRATION PROCEDURES AND EXPENSES. The Company shall:

                           (a) subject to receipt of necessary information from
the Investors, prepare and file with the SEC, within fifteen (15) Business Days after the Closing Date (the "REQUIRED FILING DATE"), a Registration Statement on Form S-3 to enable the resale of the Shares by the Investors from time to time;

                           (b) use its best efforts, subject to receipt of
necessary information from the Investors, to cause the Registration Statement to become effective as soon as practicable, but in no event later than sixty (60) days after the Registration Statement is filed by the Company. If the Registration Statement (i) has not been filed by the Required Filing Date or
(ii) has not been declared effective by the SEC on or before the date that is one hundred and twenty (120) days after the Closing Date (the "REQUIRED EFFECTIVE DATE"), the Company shall, on the Business Day immediately following the Required Filing Date or the Required Effective Date, as the case may be, and each 30th day thereafter, make a payment to the Investor as partial compensation for such delay (the "LATE REGISTRATION PAYMENTS") equal to one percent (1%) of the purchase price paid for the Shares purchased by the Investor and not previously sold by the Investor until the Registration Statement is filed or declared effective by the SEC, as the case may be; provided, however, that in no event shall the payments made pursuant to this paragraph (b), if any, exceed in the aggregate five percent (5%) of such purchase price. Late Registration Payments will be prorated on a daily basis during each 30 day period and will be paid to the Investor by wire transfer or check within five Business Days after the earlier of (i) the end of each thirty day period following the Required Effective Date or (ii) the effective date of the Registration Statement;

                           (c) use its best efforts to prepare and file with the
SEC such amendments and supplements to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement current and effective for a period ending on the earlier of (i) the second anniversary of the Closing Date, (ii) the date on which the Investor may sell Shares pursuant to paragraph (k) of Rule 144 under the Securities Act or any successor rule ("RULE 144") or (iii) such time as all Shares purchased by such Investor in this Offering have been sold pursuant to a registration statement or Rule 144, and to notify each Investor promptly upon the Registration Statement and each post-effective amendment thereto, being declared effective by the SEC;

                           (d) furnish to the Investor such number of copies of
the Registration Statement and the Prospectus (including supplemental prospectuses) as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Investor;

                           (e) file documents required of the Company for normal
blue sky clearance in states specified in writing by the Investor; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

                           (f) bear all expenses (other than underwriting
discounts and commissions, if any) in connection with the procedures in paragraph (a) through (e) of this Section 6.1 and the registration of the Shares pursuant to the Registration Statement;

                           (g) advise the Investors, promptly after it shall
receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

                           (h) with a view to making available to the Investor
the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Investor to sell Shares to the public without registration, the Company covenants and agrees to use its commercially reasonable efforts to:
(i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Investor's Shares may be resold pursuant to Rule 144(k) or any other rule of similar effect or (B) such date as all of the Investor's Shares shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act; and (iii) furnish to the Investor upon request, as long as the Investor owns any Shares, (A) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the Company's most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail the Investor of any rule or regulation of the SEC that permits the selling of any such Shares without registration.

         It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 6.1 that the Investor shall furnish to the Company such information regarding itself, the Shares to be sold by Investor, and the intended method of disposition of such securities as shall be required to effect the registration of the Shares.

         The Company understands that the Investor disclaims being an underwriter, but acknowledges that a determination by the SEC that the Investor is deemed an underwriter shall not relieve the Company of any obligations it has hereunder.

                  6.2 TRANSFER OF SHARES AFTER REGISTRATION; SUSPENSION.

                           (a) The Investor agrees that it will not effect any
Disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act other than transactions exempt from the registration requirements of the Securities Act, as contemplated in the Registration Statement and as described below, and that it will promptly notify the Company of any material changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

                           (b) Except in the event that paragraph (c) below
applies, the Company shall: (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor copies of any documents filed pursuant to Section 6.2(b)(i); and (iii) upon request, inform each Investor who so requests that the Company has complied with its obligations in
Section 6.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 6.2(b)(i) hereof when the amendment has become effective).

                           (c) Subject to paragraph (d) below, in the event: (i)
of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall promptly deliver a certificate in writing to the Investor (the "SUSPENSION NOTICE") to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Shares pursuant to the Registration Statement (a "SUSPENSION") until the Investors are advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its reasonable best efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after delivery of a Suspension Notice to the Investors. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Investor, the Investor shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 6.2(c).

                           (d) Notwithstanding the foregoing paragraphs of this
Section 6.2, the Company shall use its commercially reasonable efforts to ensure that (i) a Suspension shall not exceed thirty (30) days individually, (ii) no more than two (2) Suspensions shall occur during any twelve month period and
(iii) each Suspension shall be separated by a period of at least thirty (30) days from a prior Suspension (each Suspension that satisfies the foregoing criteria being referred to herein as a "QUALIFYING SUSPENSION"). In the event that there occurs a Suspension (or part thereof) that does not constitute a Qualifying Suspension, the Company shall pay to the Investor, on the thirtieth
(30th) day following the first day of such Suspension (or the first day of such part), and on each thirtieth (30th) day thereafter, an amount equal to 1% of the purchase price paid for the Shares purchased by the Investor and not previously sold by the Investor (prorated in each such case for partial thirty day periods); provided, however, that in no event shall the payments made pursuant to this paragraph (d), if any, exceed in the aggregate 5% of such purchase price.

                           (e) If a Suspension is not then in effect, the
Investor may sell Shares under the Registration Statement, provided that it complies with any applicable prospectus delivery requirements. Upon receipt of a request therefor, the Company will provide an adequate number of current Prospectuses to the Investor and to any other parties requiring such Prospectuses.

                           (f) In the event of a sale of Shares by the Investor,
unless such requirement is waived by the Company in writing, the Investor must also deliver to the Company's transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit C, so that the Shares may be properly transferred.

                           (g) The Company agrees that it shall, immediately
prior to the Registration Statement being declared effective, deliver to its transfer agent an opinion letter of counsel, opining that at any time the Registration Statement is effective, the transfer agent shall issue, in connection with the sale of the Shares, certificates representing such Shares without restrictive legend, provided the Shares are to be sold pursuant to the Prospectus contained in the Registration Statement and the transfer agent receives a Certificate of Subsequent Sale in the form attached hereto as Exhibit
C. Upon receipt of such opinion, the Company shall cause the transfer agent to confirm, for the benefit of the Investor, that no further opinion of counsel is required at the time of transfer in order to issue such Shares without restrictive legend.

                           The Company shall cause its transfer agent to issue a
certificate without any restrictive legend to a purchaser of any Shares from the Investor, if (a) the sale of such Shares is registered under the Registration Statement (including registration pursuant to Rule 415 under the Securities Act) and the Investor has delivered a Certificate of Subsequent Sale to the Transfer Agent; (b) the holder has provided the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Shares may be made without registration under the Securities Act; or (c) such Shares are sold in compliance with Rule 144 under the Securities Act. In addition, the Company shall, at the request of the Investor, remove the restrictive legend from any Shares held by the Investor following the expiration of the holding period required by Rule 144(k) under the Securities Act (or any successor rule).

                  6.3 INDEMNIFICATION. For the purpose of this Section 6.3:

                           (a) the term "SELLING SHAREHOLDER" shall mean the
Investor and each person, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act;

                           (b) the term "REGISTRATION STATEMENT" shall include
any final Prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement (or deemed to be a part thereof) referred to in Section 6.1; and

                           (c) the term "UNTRUE STATEMENT" shall mean any untrue
statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (d) (i) The Company agrees to indemnify and hold
harmless each Selling Shareholder from and against any losses, claims, damages or liabilities to which such Selling Shareholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement of a material fact contained in the Registration Statement, (ii) any inaccuracy in the representations and warranties of the Company contained in the Agreement or the failure of the Company to perform its obligations hereunder or (iii) any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will reimburse such Selling Shareholder for any reasonable legal expense or other actual accountable out of pocket expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Shareholder specifically for use in preparation of the Registration Statement, or any inaccuracy in representations made by such Selling Shareholder in the Investor Questionnaire or the failure of such Selling Shareholder to comply with its covenants and agreements contained in Sections 4.1, 4.2, 4.3, 4.4 or 6.2 hereof or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Selling Shareholder prior to the pertinent sale or sales by the Selling Shareholder.

                           (ii) The Investor agrees to indemnify and hold
harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure to comply with the covenants and agreements contained in Section 4.1, 4.2, 4.3, 4.4 or 6.2 hereof, or (ii) any untrue statement of a material fact contained in the Registration Statement if, and only if, such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in preparation of the Registration Statement, and the Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any reasonable legal expense or other actual accountable out-of-pocket expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. The obligation to indemnify shall be limited to the net amount of the proceeds received by the Investor from the sale of the Shares pursuant to the Registration Statement.

                           (iii) Promptly after receipt by any indemnified
person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this
Section 6.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 6.3 (except to the extent that such omission materially and adversely affects the indemnifying party's ability to defend such action) or from any liability otherwise than under this
Section 6.3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof (unless it has failed to assume the defense thereof and appoint counsel reasonably satisfactory to the indemnified party), such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the reasonable opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could reasonably have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

                           (iv) If the indemnification provided for in this
Section 6.3 is unavailable to or insufficient to hold harmless an indemnified party under subsection (d)(i) or (d)(ii) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or the Investor on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investors were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Investor shall not be required to contribute any amount in excess of the amount by which the gross amount received by the Investor from the sale of the Shares to which such loss relates exceeds the amount of any damages which the Investor has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investors' obligations in this subsection to contribute are several in proportion to their sales of Shares to which such loss relates and not joint.

                           The parties to this Agreement hereby acknowledge that
they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 6.3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 6.3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act.

                  6.4 TERMINATION OF CONDITIONS AND OBLIGATIONS. The conditions precedent imposed by Section 4 or this Section 6 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares when such Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

                  6.5 INFORMATION AVAILABLE. So long as the Registration Statement is effective covering the resale of Shares owned by the Investor, the Company will furnish (or, to the extent such information is available electronically through the Company's filings with the SEC, the Company will make available) to the Investor:

                           (a) as soon as practicable after it is available, one
copy of (i) its Annual Report to Shareholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants) and (ii) if not included in substance in the Annual Report to Shareholders, its Annual Report on Form 10-K (the foregoing, in each case, excluding exhibits);

                           (b) upon the reasonable request of the Investor, all
exhibits excluded by the parenthetical to subparagraph (a)(ii) of this Section
6.5 as filed with the SEC and all other information that is made available to shareholders; and

                           (c) upon the reasonable request of the Investor, an
adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses; and the Company, upon the reasonable request of the Investor, will meet with the Investor or a representative thereof at the Company's headquarters during the Company's normal business hours to discuss all information relevant for disclosure in the Registration Statement covering the Shares and will otherwise reasonably cooperate with the Investor conducting an investigation for the purpose of reducing or eliminating the Investor's exposure to liability under the Securities Act, including the reasonable production of information at the Company's headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with the Investor until and unless the Investor shall have entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company with the Company with respect thereto.

                  6.6 PUBLIC STATEMENTS. The Company shall issue a press release disclosing all material terms of the Offering within one Business Day following execution of the Agreements. Within one (1) Business Day after the Closing Date, the Company shall file a Current Report on Form 8-K with the SEC (the "8-K Filing") describing the terms of the Offering and including as exhibits to the 8-K filing this Agreement in the form required by the Exchange Act. Thereafter, the Company shall timely file any filings and notices required by the SEC or applicable law with respect to the Offering and provide copies thereof to the Investors promptly after filing. The Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any press release without the prior written consent of such Investor.

                  6.7 LIMITS ON ADDITIONAL ISSUANCES. The Company agrees that, from the Closing Date until the registration statement filed pursuant to Section 6.1(a) is declared effective, it will not file a registration statement for the registration of any shares of its common stock, provided that the foregoing shall not apply to the filing of any registration statement on Form S-8 for the registration of shares offered under any employee stock option, stock purchase or other employee benefit plan or agreement. The Company also agrees that, from the Closing Date until 180 days after the Closing Date, it will not sell any shares of its common stock for cash, provided that the foregoing shall not prevent (i) the issuance of stock options under the Company's stock option plans, the issuance of common stock under the Company's employee stock purchase plan or upon exercise of outstanding options and warrants, and the issuance of any stock or options in connection with the hiring of any new employee, (ii) the issuance of securities in connection with any acquisition, including by way of merger, or purchase of stock or all or substantially all of the assets of any third party, or in connection with the financing of any such acquisition, (iii) the offering or issuance of any non-convertible debt instruments, or any warrants or other rights to purchase common stock offered or issued in connection with any such offering of non-convertible debt instruments, or (iv) the filing of a "shelf" registration statement pursuant to Rule 415 under the Securities Act so long as no distribution of securities registered thereunder is commenced prior to the expiration of such 180-day period. Except for the issuance of stock options under the Company's stock option plans, the issuance of common stock under the Company's employee stock purchase plan or upon exercise of outstanding options and warrants, the issuance of common stock purchase warrants, the issuance of options to new employees, and the offering contemplated hereby, the Company has not engaged in any such offering during the six (6) months prior to the date of this agreement.

         7. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered (A) if within the United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if from outside the United States, by International Federal Express (or comparable service) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, upon the Business Day received, (ii) if delivered by nationally recognized overnight carrier, one (1) Business Day after timely delivery to such carrier, (iii) if delivered by International Federal Express (or comparable service), two (2) Business Days after timely delivery to such carrier, (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph:

                           (a)    if to the Company, to:

                                  ATS Medical, Inc.
                                  3905 Annapolis Lane, Suite 105
                                  Minneapolis, MN 55447
                                  Attention:   Michael Dale, President and CEO
                                  Telephone:   (763) 553-7736
                                  Facsimile:   (763) 553-1492

                                  with a copy to:

                                  Dorsey & Whitney LLP
                                  Suite 1500, 50 South Sixth Street
                                  Minneapolis, Minnesota 55402-1498
                                  Attn:  Timothy S. Hearn, Esq.
                                  Telephone: (612) 340-2600
                                  Facsimile:  (612) 340-2868


                           (b) if to the Investor, at its address on the
signature page to the Stock Purchase Agreement.

         8. AMENDMENTS; WAIVER. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor. Any waiver of a provision of this Agreement must be in writing and executed by the party against whom enforcement of such waiver is sought.

         9. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         10. ENTIRE AGREEMENT; SEVERABILITY. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. If any provision contained in this Agreement is determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         11. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

         12. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

                                    EXHIBIT A

                                ATS MEDICAL, INC.

                         STOCK CERTIFICATE QUESTIONNAIRE


         Pursuant to Section 4 of the Agreement, please provide us with the following information:



1. The exact name in which your Shares are to be registered
   (this is the name that will appear on your stock
   certificate(s)).  You may use a nominee name if appropriate:    -------------

2. If a nominee name is listed in response to item 1 above,
   the relationship between the Investor and such nominee:         -------------

3. The mailing address of the registered holder listed in
   response to item 1 above:                                       -------------

4. The Social Security Number or Tax Identification Number of
   the registered holder listed in the response to item 1
   above:                                                          -------------

                                    EXHIBIT B

                                ATS MEDICAL, INC.

                             INVESTOR QUESTIONNAIRE

                (ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)

To: ATS Medical, Inc.,

         The undersigned hereby acknowledges the following:

         This Investor Questionnaire ("QUESTIONNAIRE") must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $.01 per share (the "SHARES"), of ATS Medical, Inc. (the "COMPANY"). The Shares are being offered and sold by the Company without registration under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the securities laws of certain states, in reliance on the exemptions contained in Section 4 of the Securities Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Company must determine that a potential investor meets certain suitability requirements before offering or selling Shares to such investor. The purpose of this Questionnaire is to assure the Company that each investor will meet the applicable suitability requirements. The information supplied by the undersigned will be used in determining whether the undersigned meets such criteria, and reliance upon the private offering exemption from registration is based in part on the information herein supplied.

         This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. The undersigned's answers will be kept strictly confidential. However, by signing this Questionnaire the undersigned will be authorizing the Company to provide a completed copy of this Questionnaire to such parties as the Company deems appropriate in order to ensure that the offer and sale of the Shares will not result in a violation of the Securities Act or the securities laws of any state and that the undersigned otherwise satisfies the suitability standards applicable to purchasers of the Shares. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. The undersigned shall print or type its responses and attach additional sheets of paper if necessary to complete its answers to any item.

A. BACKGROUND INFORMATION

Name:
     --------------------------------------------------------------------------

Business Address:
                 --------------------------------------------------------------
                               (Number and Street)

-------------------------------------------------------------------------------
(City)                        (State)                          (Zip Code)

Telephone Number: (  )
                      ---------------------------------------------------------

Residence Address:
                  -------------------------------------------------------------
                               (Number and Street)

-------------------------------------------------------------------------------
(City)                        (State)                          (Zip Code)

Telephone Number: (  )
                      ---------------------------------------------------------

If an individual:

Age:                 Citizenship:            Where registered to vote:
    -----                        -----                                -----

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity:
               ----------------------------------------------------------------

State of formation:                          Date of formation:
                   ------------------                          ----------------

Social Security or Taxpayer Identification No.
                                              ---------------------------------

Send all correspondence to (check one):    Residence Address    Business Address
                                       ---                   ---

B. STATUS AS ACCREDITED INVESTOR

The undersigned is an "accredited investor" as such term is defined in Regulation D under the Securities Act, because at the time of the sale of the Shares the undersigned falls within one or more of the following categories (Please initial one or more, as applicable):

_____ (1) a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;(1)

_____ (2) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

_____ (3) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares offered, with total assets in excess of $5,000,000;

_____ (4) a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of such person's purchase of the Shares exceeds $1,000,000;

_____ (5) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

_____ (6) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

_____ (7) an entity in which all of the equity owners are accredited investors (as defined above).

----------
(1) As used in this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In computing net worth for the purpose of subsection (4), the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by a professional appraiser. In determining income, the investor should add to the investor's adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depreciation, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

C. REPRESENTATIONS

The undersigned hereby represents and warrants to the Company as follows:

         1. Any purchase of the Shares would be solely for the account of the undersigned and not for the account of any other person or with a view to any resale, fractionalization, division, or distribution thereof.

         2. The information contained herein is complete and accurate and may be relied upon by the Company, and the undersigned will notify the Company immediately of any material change in any of such information occurring prior to the closing, if any, with respect to the purchase of Shares by the undersigned or any co-purchaser.

         3. There are no suits, pending litigation, or claims against the undersigned that could materially affect the net worth of the undersigned as reported in this Questionnaire.

         4. The undersigned acknowledges that there may occasionally be times when the Company, based on the advice of its counsel, determines that it must suspend the use of the Prospectus forming a part of the Registration Statement (as such terms are defined in the Stock Purchase Agreement to which this Questionnaire is attached) until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Securities and Exchange Commission or until the Company has amended or supplemented such Prospectus. The undersigned is aware that, in such event, the Shares will not be subject to ready liquidation, and that any Shares purchased by the undersigned would have to be held during such suspension. The overall commitment of the undersigned to investments which are not readily marketable is not excessive in view of the undersigned's net worth and financial circumstances, and any purchase of the Shares will not cause such commitment to become excessive. The undersigned is able to bear the economic risk of an investment in the Shares.

         5. The undersigned has carefully considered the potential risks relating to the Company and a purchase of the Shares and fully understands that the Shares are speculative investments which involve a high degree of risk of loss of the undersigned's entire investment. Among others, the undersigned has carefully considered each of the risks described in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

         6. The following is a list of all states and other jurisdictions in which blue sky or similar clearance will be required in connection with the undersigned's purchase of the Shares:

-------------------------------------------

-------------------------------------------

-------------------------------------------

The undersigned agrees to notify the Company in writing of any additional states or other jurisdictions in which blue sky or similar clearance will be required in connection with the undersigned's purchase of the Shares.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this _____ day of __________, 2004, and declares under oath that it is truthful and correct.

                                    Print Name

                                    By:
                                       -----------------------------------------
                                    Signature

                                    Title:
                                          --------------------------------------
                                          (required for any purchaser that is a
                                          corporation, partnership, trust or
                                          other entity)

                                    EXHIBIT C

                                ATS MEDICAL, INC.
                         CERTIFICATE OF SUBSEQUENT SALE

[Transfer Agent]


---------------------

---------------------

         RE: Sale of Shares of Common Stock of ATS Medical, Inc. (the "Company") pursuant to the Company's Prospectus dated _______________, 2004 (the "Prospectus")

Dear Sir/Madam:

         The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Shareholders in the Prospectus, that the undersigned has sold the Shares pursuant to the Prospectus and in a manner described under the caption "Plan of Distribution" in the Prospectus and that such sale complies with all applicable securities laws, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

         Selling Shareholder (the beneficial owner):
                                                    ----------------------------

         Record Holder (e.g., if held in name of nominee):
                                                          ----------------------

         Restricted Stock Certificate No.(s):
                                             -----------------------------------

         Number of Shares Sold:
                               -------------------------------------------------

         Date of Sale:
                      ----------------------------------------------------------

         In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.

Dated:                               Very truly yours,
      ---------------

                                     By:
                                        ----------------------------------------

                                     Print Name:
                                                --------------------------------

                                     Title:
                                           -------------------------------------

                                    EXHIBIT D

                              FORM OF LEGAL OPINION


                                 _________, 2004


To:      The Investors in Common Stock of ATS Medical, Inc.

Ladies and Gentlemen:

         We have acted as counsel for ATS Medical, Inc., a Minnesota corporation (the "Company"), in connection with the issuance of 4,000,000 shares (the "Shares") of the Company's Common Stock, $.01 par value per share, pursuant to those certain Stock Purchase Agreements, dated as of June __, 2004, including the annex and exhibits thereto (collectively, the "Agreement"), between the Company and the Investors named therein. This opinion is being delivered to you pursuant to Section 2 of the Agreement. Capitalized terms used herein are as defined in the Agreement unless otherwise specifically provided herein.

         We have examined such documents and have reviewed such questions of law as we have considered necessary or appropriate for the purpose of this opinion.

         In rendering our opinion below, we have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, and the conformity to authentic originals of all documents submitted to us as copies. We have also assumed the legal capacity for all purposes relevant hereto of all natural persons and, with respect to all parties to agreements and instruments relevant hereto other than the Company, that such parties had the requisite power and authority (corporate or otherwise) to execute, deliver and perform such agreement or instruments, that such agreements or instruments have been duly authorized by all requisite action (corporate or otherwise), executed and delivered by such parties and that such agreements or instruments are the valid, binding and enforceable obligations of such parties. As to questions of fact material to our opinion, we have relied, without independent verification, on the representations and warranties contained in the Agreement and on certificates of officers of the Company and public officials.

         Our opinions expressed below as to certain factual matters are qualified as being limited "to our knowledge" or by other words to the same or similar effect. Such words, as used herein, mean the information known to the attorneys in this firm who have represented the Company in connection with the matters addressed herein. In rendering such opinions, we have not conducted any independent investigation or consulted with other attorneys in our firm with respect to the matters covered by the Agreement. No inference as to our knowledge with respect to such matters should be drawn from the fact of our representation of the Company.

                  Based on the foregoing, we are of the opinion that:

                           1. The Company is a corporation duly incorporated,
                  validly existing and in good standing under the laws of the State of Minnesota, with the corporate power to conduct any lawful business activity. The Company has the corporate power to execute, deliver and perform the Agreement including, without limitation, the issuance and sale of the Shares.

                           2. The Agreement has been duly authorized by all
                  requisite corporate action, executed and delivered by the Company. The Agreement constitutes the valid and binding agreement of the Company enforceable in accordance with its terms.

                           3. The Shares have been duly authorized and, upon
                  issuance, delivery and payment therefor as described in the Agreement, will be validly issued, fully paid and nonassessable.

                           4. As of the date hereof, the authorized capital
                  stock of the Company consists of ___________shares of undesignated capital stock.

                           5. The execution, delivery and performance of the
                  Agreement and the issuance and sale of the Shares in accordance with the Agreement will not: (a) violate or conflict with, or result in a breach of or default under, the Articles of Incorporation or by-laws of the Company, (b) violate or conflict with, or constitute a default under any material agreement or instrument (limited, with your consent, to agreements filed with the Securities and Exchange Commission under the Exchange Act and applicable rules and regulations) to which the Company is a party, or (c) violate any law of the United States or the State of Minnesota, any rule or regulation of any governmental authority or regulatory body of the United States or the State of Minnesota, or any judgment, order or decree known to us and applicable to the Company of any court, governmental authority or arbitrator.

                           6. To our knowledge, no consent, approval,
                  authorization or order of, and no notice to or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the issue and sale of the Shares pursuant to the Agreement, except such as have been obtained or made and such as may be required under the federal securities laws or the Blue Sky laws of the various states.

                           7. Assuming the representations made by the Investors
                  and the Company set forth in the Agreement and the exhibits thereto are true and correct and subject to the Placement Agent's compliance with applicable securities laws and regulations (including, without limitation, the requirements of Regulation D under the Securities Act), the offer, sale, issuance and delivery of the Shares to the Investors, in the manner contemplated by the Agreement, is exempt from the registration requirements of the Securities Act, it being understood that no opinion is expressed as to any subsequent resale of such shares.

                           8. We know of no pending or overtly threatened
                  lawsuit or claim against the Company which is required to be described in the reports filed by the Company with the Securities and Exchange Commission under the Exchange Act and applicable rules and regulations thereunder that is not so described as required.

                           The opinions set forth above are subject to the
                  following qualifications and exceptions:

                           (a) Our opinion in paragraph 2 above is subject to
                  the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application affecting creditors' rights.

                           (b) Our opinion in paragraph 2 above is subject to
                  the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing, and other similar doctrines affecting the enforceability of agreements generally (regardless of whether considered in a proceeding in equity or at law).

                           (c) Our opinion in paragraph 2 above, insofar as it
                  relates to indemnification provisions, is subject to the effect of federal and state securities laws and public policy relating thereto.

                           (d) We express no opinion as to the compliance or the
                  effect of noncompliance by the Investors with any state or federal laws or regulations applicable to the Investors in connection with the transactions described in the Agreement or the payment obligations of the Company under Sections 6.1(b) and 6.2(d) of the Agreement if the payment obligations are construed as unreasonable in relation to actual damages or disproportionate to actual damages suffered by the Investor.

                  Our opinions expressed above are limited to the laws of the State of Minnesota and the State of New York and the federal laws of the United States of America.

                  The foregoing opinions are being furnished to you solely for your benefit and may not be relied upon by any other person without our prior written consent. Notwithstanding the foregoing, Adams, Harkness & Hill, Inc. may rely on the opinions herein expressed as if this letter were addressed to it.

                                              Very truly yours,